UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2019

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of 2020 Equity Incentive Plan and Termination of 2010 Performance Incentive Plan

On December 12, 2019, Fabrinet’s shareholders approved Fabrinet’s 2020 Equity Incentive Plan (the “2020 Plan”). Upon the approval of the 2020 Plan, Fabrinet’s Amended and Restated 2010 Performance Incentive Plan (the “2010 Plan”) was simultaneously terminated. The 2020 Plan provides for the grant of equity awards thereunder with respect to (i) 1,700,000 ordinary shares, plus (ii) up to 1,300,000 ordinary shares that, as of immediately prior to the termination of the 2010 Plan, had been reserved but not issued pursuant to any awards granted under the 2010 Plan and are not subject to any awards thereunder.

The foregoing description of the 2020 Plan is qualified by reference to the 2020 Plan and forms of restricted share unit agreement and performance-based restricted share unit agreement thereunder, which were filed as Exhibits 99.1, 99.2 and 99.3, respectively, to Fabrinet’s Registration Statement on Form S-8 (File No. 333-235462) filed with the Securities and Exchange Commission on December 12, 2019, and which are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 12, 2019, Fabrinet held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 34,553,812 ordinary shares of Fabrinet, or approximately 93.4% of the total shares entitled to vote. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal 1: Election of Directors

The shareholders elected the nominees listed below as Class I directors to serve on Fabrinet’s board of directors for a term of three years or until their respective successors have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Homa Bahrami	32,191,709	1,100,985	1,261,118
Gregory P. Dougherty	31,805,221	1,487,473	1,261,118
Rollance E. Olson	31,269,335	2,023,359	1,261,118

Proposal 2: Approval of Fabrinet 2020 Equity Incentive Plan

The shareholders approved the Fabrinet 2020 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,684,157	2,126,873	481,664	1,261,118

Proposal 3: Ratification of Appointment of Independent Auditors

The shareholders ratified the appointment of PricewaterhouseCoopers ABAS Ltd. as Fabrinet’s independent registered public accounting firm for the fiscal year ending June 26, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,937,556	613,313	2,943	—

Proposal 4: Advisory Approval of Named Executive Officer Compensation

The shareholders approved, on an advisory basis, the compensation of Fabrinet’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,327,233	1,432,880	532,581	1,261,118

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Toh-Seng Ng
Toh-Seng Ng
Executive Vice President, Chief Financial Officer

Date: December 13, 2019